FLEXIBLE PREMIUM DEFERRED VARIABLE
ANNUITY CONTRACT

issued by

FIRST CITICORP LIFE INSURANCE COMPANY

PROSPECTUS

This Prospectus describes the flexible premium deferred variable annuity contract (the “Contract”) offered by First Citicorp Life Insurance Company (“We,” “us,” “our” or “ FCLIC”).

The Contract has 22 investment choices: a Fixed Account and 21 subaccounts, which are divisions of the First Citicorp Life Variable Annuity Separate Account. You can put your money into the Fixed Account and/or any of these subaccounts. Money directed to the Fixed Account earns a declared interest rate that is guaranteed by us. Money directed to any subaccount is invested exclusively in a single investment portfolio. These 21 investment portfolios are professionally managed and provide a broad range of investment strategies (growth and income, aggressive growth, income, etc.), styles (growth, value, etc.) and asset classes (stocks, bonds, international, etc.) and are listed below. Investments in the investment portfolios are not guaranteed. You could lose money.

Please read this prospectus carefully and keep it for future reference. It contains important information about the First Citicorp Life Flexible Premium Variable Annuity Contract that you ought to know before investing.

To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated the same date as this prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The SAI’s table of contents is on the last page of this prospectus. For a free copy of the SAI, call us at (800) 497-4857 or write us at our Customer Service Office at One Cityplace, Hartford, Ct 06183-4065.

Variable annuity contracts are subject to market fluctuation, reinvestment risk and possible loss of principal invested. The contracts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Managed by Smith Barney Fund Management LLC	Managed by A I M Advisors, Inc.
Greenwich Street Series Fund Appreciation	AIM V.I. Capital Appreciation Fund — Series I
Portfolio	AIM V.I. Government Securities — Series I
Smith Barney Aggressive Growth Portfolio	AIM V.I. Growth Fund — Series I
Managed by Citi Fund Management, Inc.	AIM V.I. Core Equity Fund — Series I
Smith Barney Small Cap Growth Opportunities	AIM V.I. International Growth Fund — Series I
Portfolio	AIM V.I. Premier Equity Fund — Series I
Managed by Fidelity Management & Research Company	Managed by Massachusetts Financial Services
Fidelity VIP(1) Growth Portfolio — Initial Class	MFS Strategic Income Series
Fidelity VIP(1) High Income Portfolio — Initial Class	MFS Money Market Series
Fidelity VIP(1) Overseas Portfolio — Initial Class	MFS Bond Series
Fidelity VIP II(2) Contrafund Portfolio — Initial Class	MFS Total Return Series
Fidelity VIP(1) Equity—Income Portfolio — Initial Class	MFS Research Series
Managed by The Dreyfus Corporation	MFS Emerging Growth Series
Fidelity VIP II(2) Index 500 Portfolio — Initial Class

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

May 1, 2003

(Supplemented December 19, 2003)

TABLE OF CONTENTS

Index of Special Terms	2	Qualified Annuity Contracts	15
Summary	3	Taxation of Qualified Annuity Contracts	15
Fee Tables	5	Mandatory Distributions for Qualified
Examples	7	Plans	15
Section 1: The Annuity Contract	7	Nonqualified Annuity Contracts	16
Section 2: Annuity Payments (The Income Phase)	8	Diversification Requirements for Variable
Variable Annuity Income Payments	8	Annuities	16
Fixed Annuity Income Payments	9	Ownership of the Investments	17
Annuity Income Options	9	Taxation of Death Benefit Proceeds	17
Section 3: Purchase	9	Other Tax Considerations	17
Purchase Payments	9	Treatment of Charges for Optional
Allocation of Purchase Payments	9	Death Benefits	17
Free Look Period	10	Penalty Tax for Premature Distribution	17
Accumulation Units	10	Puerto Rico Tax Considerations	17
Section 4: Investment Options	11	Non-Resident Aliens	17
Transfers During the Accumulation Phase	12	Section 7: Access to Your Money	18
Transfers During the Income Phase	12	Systematic Withdrawal Program	18
Transfer Requests	12	Section 8: Death Benefits	18
Dollar Cost Averaging Program	12	Upon Your Death	18
Voting Rights	13	Death of the Annuitant	19
Substitution	13	Section 9: Other Information	19
Section 5: Charges and Deductions	13	First Citicorp Life Insurance Company	19
Insurance Charges	13	The Separate Account	19
Annual Contract Fee	13	Distribution of Variable Annuity Contracts	20
Surrender Charges	14	Ownership	21
Surrender Processing Fee	14	Beneficiary	21
Premium Taxes	14	Suspension of Payment or Transfers	21
Transfer Processing Fee	14	Modifications	21
Investment Portfolio Expenses	14	Legal Proceedings	21
Section 6: Taxes	15	Financial Statements	21
General Taxation of Annuities	15	Inquiries	21
Types of Contracts: Qualified or Nonqualified	15	Statement Of Additional Information
		Table Of Contents	22
		Appendix: Condensed Financial Information	A-1

INDEX OF SPECIAL TERMS

We have tried to make this prospectus as easy as possible for you to read and understand. However, the nature of variable annuities requires us to use certain technical words or terms. We have identified some of these, which are italicized when they are used in the text. The page shown below is where we believe you will find the best explanation for the word or term.

Accumulation Phase	7	Income Phase	8
Accumulation Unit	10	Investment Portfolios	11
Annuitant	3	Joint Owner	8
Annuity Income Date	8	Non-Qualified Contract	16
Annuity Income Options	9	Notice To Us	12
Annuity Income Payments	9	Owner	21
Annuity Unit	10	Purchase Payment	9
Beneficiary	21	Qualified Contract	15
Business Day	10	Separate Account	19
Contract Value	8	Subaccount	3
Contract Year	12	Tax Deferral	8
Fixed Account	3

Summary

The sections in this summary correspond to sections in this prospectus which discuss the topics in greater detail.

1. The Annuity Contract: The variable annuity offered by First Citicorp Life Insurance Company (“We,” “Our” and “Us”) is a contract between you, the Owner, and us, an insurance company. The Contract enables you to invest on a tax-deferred basis in a Fixed Account and 21 different subaccounts. The Contract is intended for use in making long term financial plans, including saving for retirement and estate planning, and provides for a death benefit and guaranteed income options.

The Fixed Account earns interest annually at a fixed rate that is guaranteed by us never to be less than 3.0% and may be more. This rate is established separately for each new purchase payment or transfer you pay into the Fixed Account. Once established, a rate is guaranteed for 12 months. While money is in the Fixed Account, the interest earned as well as your principal is guaranteed by us.

Money directed to any of the 21 subaccounts is, in turn invested exclusively in a single investment portfolio. The investment portfolios thus available under the Contract are listed in Section 4. These portfolios are designed and professionally managed and allow for a broad range of investment strategies (growth and income, aggressive growth, income, etc.) styles, (growth, value, etc.,) and asset classes (stocks, bonds, international, etc.). Amounts invested in these portfolios will fluctuate daily based on the portfolio’s investment performance. Investments in these portfolios are NOT guaranteed and may increase or decrease. You could lose all of your money.

You can put money into the Fixed Account and any or all of the investment portfolios by investing in the corresponding subaccount. You can transfer your money between the Fixed Account and/or the subaccounts, subject to certain limitations which are explained elsewhere in this prospectus. See “Transfers during the Accumulation Phase.”

The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income only if you make a withdrawal. The Income Phase occurs when we begin making regular annuity income payments from the Contract to you or some other person you name (the “Annuitant”). The amount of money you are able to accumulate under the Contract during the Accumulation Phase, as well as the manner in which payments are made, will determine the amount of the payments made during the Income Phase.

2. Annuity Payments (the Income Phase): If you want regular income from your annuity, paid either to you or some other person(s), you may choose one of several annuity income options. You may also elect to receive all of your Contract Value in one lump sum or paid under any other plan to which we agree. Once regular income payments begin, you cannot change the payment plan.

During the Income Phase, you have the same investment choices you had during the Accumulation Phase. You can choose to have payments come from the Fixed Account, one or more of the subaccounts or both. If you choose to have any part of the payments come from the subaccounts, the dollar amount of the income payments may go up or down, depending on the investment performance of the corresponding investment portfolios.

3. Purchase: You may purchase a Contract with $5,000 or more. For tax qualified contracts (such as IRAs and Roth IRAs), we require only $2,000. The Contract is also available for use in connection with beneficiary-directed transfers of death proceeds from another contract. You can add $500 or more to your Contract at any time during the Accumulation Phase ($100 or more to tax qualified contracts). No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds.

4. Investment Options: You may put your money in any or all of the available investment portfolios by directing it into the corresponding subaccount. The portfolios are described in their own prospectuses. You can make or lose money in any of these portfolios, depending on market conditions.

You may also invest in the Fixed Account.

5. Charges and Deductions: The Contract has insurance features and investment features and there are costs related to each. Each year during the Accumulation Phase, we deduct a $30 contract fee from your Contract. This charge is waived if the value of your Contract is at least $25,000 or if you have added at least $2,500 ($2,000 for Qualified Contracts) in additional purchase payments to your Contract during the last 12 months. We also deduct for insurance charges on an annual basis a total of 1.40% of the average daily value of your Contract allocated to the subaccounts. We may change this charge in the future but it will never be greater than 1.40%.

If you take any money out of the Contract, we may assess a Surrender Charge on any purchase payment you withdraw. The amount of the Surrender Charge is dependent on the number of years since the purchase payment was added to the Contract. This Surrender Charge ranges from a maximum of 7% in the first year after payment, declining 1% each year until the sixth year, when it becomes 0%. If you surrender the Contract by taking out its entire value, or when you begin receiving regular income payments under it, we may assess a state premium tax ranging from 0-5%, depending upon the state in which you live.

In addition, we reserve the right to assess a processing charge equal to the lesser of $25 or 2% if the amount withdrawn for each withdrawal in excess of 12 in any Contract Year. We are not currently assessing this charge.

There are also investment charges which range from 0.28% to 1.25% of the average daily value of the investment portfolio, depending on the portfolios in which your Contract is invested.

We reserve the right to charge $25 for each transfer in excess of 12 in any Contract Year. Currently, we are not charging this fee until the 19th transfer in a Contract Year.

For information concerning compensation paid to persons selling the Contracts, see “Distribution.”

6. Taxes: Earnings under the Contract are not taxed until you take them out (if you are a natural person). If you take money out, earnings come out first and are taxed as income. If you are younger than 59½ when you take money out, you may also be charged a 10% federal tax penalty on the withdrawn earnings. Payments during the Income Phase may be considered partly to be a return of your original investment. That part of each payment is not taxable as income. Special tax rules apply if your annuity has been issued as a Qualified Contract under the Internal Revenue Code.

7. Access to Your Money: You can take some or all of the money out of your Contract at any time during the Accumulation Phase. You can take all of your earnings and up to 10% of your total purchase payments each year without any Surrender Charge. Withdrawals in excess of this amount will be charged the applicable Surrender Charge. After we have held the purchase payment for 5 years, there is no charge for withdrawing it. Of course, you may have to pay income tax and a tax penalty on any earnings you take out. Each purchase payment you add to your Contract has its own 5-year Surrender Charge period.

8. Death Benefits: If you die before annuity income payments begin, the person you have chosen as your Beneficiary will receive a death benefit. This death benefit will be the greater of: (1) the value of your Contract on the date we receive proof of your death; (2) the money you’ve put into the Contract less any purchase payments withdrawn; or (3) the value of your Contract on the most recent 5-year anniversary after the date of issue plus any money you’ve added minus any money withdrawn since that anniversary. If you die on or after age 75, slightly different rules apply.

9. Other Information:

Free Look: If you cancel the Contract within 10 days after receiving it, we will refund: (1) the value of your Contract invested in the subaccounts on the day we receive your request and any insurance charges assessed, plus (2) any purchase payments invested in the Fixed Account not previously withdrawn. No Surrender Charge will be assessed. This may be more or less than your purchase payments.

No Probate: In most cases, any death benefit paid to your Beneficiary will not have to pass through probate.

Dollar Cost Averaging Program: An optional Dollar Cost Averaging program is available that permits you to transfer a set dollar amount systematically from the subaccount investing in the Money Market Portfolio or the Fixed Account to any other subaccount, subject to certain restrictions. This reduces the risk of investing in a portfolio only when the price is high. Dollar Cost Averaging does not guarantee a profit and it doesn’t protect against a loss if market prices decline.

Systematic Withdrawals: You may arrange to have money automatically sent to you each month while your Contract is still in the Accumulation Phase. Of course, you may have to pay taxes and surrender charges on the money you receive.

FEE TABLES

The fee tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect fiscal year 2002 expenses for the Separate Account and fiscal year 2002 expenses for the investment portfolios.

Owner Transaction Expenses Sales Charge Imposed on Purchase Payments	None	Annual Contract Fee Separate Account Annual Expenses (as a percentage of average net assets)	$30(4)
Maximum Surrender Charge		Mortality and Expense Risk Charge	1.25%
(contingent deferred sales charge) as		Administration Charge	0.15%
a percentage of the purchase		Total Separate Account Expenses	1.40%
payment withdrawn	7%(1)
Surrender Processing Fee	None(2)
Transfer Fee (imposed after the 18th transfer in any Contract Year)	$25(3)

______________

(1)	Surrender Charges apply separately to each purchase payment withdrawn and are dependent on the number of years since the purchase payment was added to the Contract. Surrender Charges range from a maximum of 7% in the first year after payment, declining 1% each year until the sixth year, when it becomes 0%.

(2)	We reserve the right to assess a processing fee equal to the lesser of $25 or 2% of the amount withdrawn for each withdrawal (including the final surrender) after the first 12 withdrawals in any Contract Year. See “Section 5: Charges and Deductions.”

(3)	We reserve the right to charge a $25 transfer fee on each transfer after the first 12 transfers in any Contract Year. See “Section 5: Charges and Deductions.”

(4)	We will waive the Annual Contract Fee in its entirety if, at the time this fee would be deducted, the Contract Value is at least $25,000. The Annual Contract Fee will also be waived in its entirety for any Contract Year during which purchase payments of at least $2,500 ($2,000 for Qualified Contracts), excluding the initial purchase payment, are paid.

Variable Funding Option Expenses:

The first table below shows the minimum and maximum fees and expenses charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses (Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.)	0.33%	1.10%

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

(as a percentage of average daily net assets of the funding option as of December 31, 2002, unless otherwise indicated)

Funding Options:	Management Fee (before expense reimbursement)	12b-1 Fees	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)

AIM Variable Insurance Funds, Inc.
AIM V.I. Capital Appreciation Fund — Series I	0.61%	—	0.24%	0.85%
AIM V.I. Core Equity Fund — Series I	0.61%	—	0.17%	0.78%
AIM V.I. Government Securities Fund — Series I	0.50%	—	0.31%	0.81%
AIM V.I. Growth Fund — Series I	0.63%	—	0.28%	0.91%
AIM V.I. International Growth Fund — Series I	0.74%	—	0.35%	1.09%
AIM V.I. Premier Equity Fund — Series I	0.60%	—	0.24%	0.85%

Funding Options:	Management Fee (before expense reimbursement)	12b-1 Fees	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)

Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77%(1)
MFS Variable Insurance Trust
MFS® Bond Series	0.60%	—	0.32%	0.92%(2)
MFS® Emerging Growth Series	0.75%	—	0.11%	0.86%(3)
MFS® Money Market Series	0.50%	—	0.29%	0.79%(2)
MFS® Research Series	0.75%	—	0.12%	0.87%(3)
MFS® Strategic Income Series	0.75%	—	0.35%	1.10%(2)
MFS® Total Return Series	0.75%	—	0.11%	0.86%(3)
Travelers Series Fund Inc.
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.03%	0.83%(4)
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	0.75%	—	0.15%	0.90%
Variable Insurance Products Fund
Equity — Income Portfolio — Initial Class	0.48%	—	0.09%	0.57%(5)
Growth Portfolio — Initial Class	0.58%	—	0.09%	0.67%(6)
High Income Portfolio — Initial Class	0.58%	—	0.12%	0.70%
Overseas Portfolio — Initial Class	0.73%	—	0.17%	0.90%(7)
Variable Insurance Products Fund II
Contrafund® Portfolio — Initial Class	0.58%	—	0.10%	0.68%(8)
Index 500 Portfolio — Initial Class	0.24%	—	0.09%	0.33%(9)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

Footnotes

(1)	Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

(2)	Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.85% for Emerging Growth Series; and 0.86% for Research Series. MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually for each series except the money market series, which will not exceed 0.10%.

(3)	Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.85% for Emerging Growth Series; and 0.86% for Research Series.

(4)	Fund has a voluntary expense cap of 1.00%.

(5)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Equity Income Portfolio — Initial Class were 0.56%.

(6)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Growth Portfolio — Initial Class were 0.61%.

(7)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Overseas Portfolio — Initial Class were 0.86%.

(8)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Initial Class were 0.64%.

(9)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Index 500 Portfolio — Initial Class were 0.28%.

Examples:

You would pay the following expenses on a $10000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses for the maximum charges:

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

AIM Variable Insurance *Funds, Inc.
AIM V.I. Capital Appreciation Fund — Series I	930	1210	1517	2608	230	710	1217	2608
AIM V.I. Core Equity Fund — Series I	923	1189	1481	2537	223	689	1181	2537
AIM V.I. Government Securities Fund — Series I	926	1198	1496	2568	226	698	1196	2568
AIM V.I. Government Securities Fund — Series I	926	1198	1496	2568	226	698	1196	2568
AIM V.I. Growth Fund — Series I	936	1228	1547	2669	236	728	1247	2669
AIM V.I. International Growth Fund — Series I	954	1282	1637	2849	254	782	1337	2849
AIM V.I. Premier Equity Fund — Series I	930	1210	1517	2608	230	710	1217	2608
Greenwich Street Series Fund
Appreciation Portfolio	922	1186	1476	2527	222	686	1176	2527
MFS Variable Insurance Trust
MFS® Bond Series	937	1231	1552	2679	237	731	1252	2679
MFS® Emerging Growth Series	931	1213	1522	2618	231	713	1222	2618
MFS® Money Market Series	924	1192	1486	2547	224	692	1186	2547
MFS® Research Series	932	1216	1527	2629	232	716	1227	2629
MFS® Strategic Income Series	955	1285	1642	2859	255	785	1342	2859
MFS® Total Return Series	931	1213	1522	2618	231	713	1222	2618
Travelers Series Fund Inc.
Smith Barney Aggressive Growth Portfolio	928	1204	1506	2588	228	704	1206	2588
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	935	1225	1542	2659	235	725	1242	2659
Variable Insurance Products Fund
Equity—Income Portfolio — Initial Class	902	1125	1374	2320	202	625	1074	2320
Growth Portfolio — Initial Class	912	1156	1425	2424	212	656	1125	2424
High Income Portfolio — Initial Class	915	1165	1441	2455	215	665	1141	2455
Overseas Portfolio — Initial Class	935	1225	1542	2659	235	725	1242	2659
Variable Insurance Products Fund II
Contrafund® Portfolio — Initial Class	913	1159	1430	2434	213	659	1130	2434
Index 500 Portfolio — Initial Class	878	1052	1250	2066	178	552	950	2066

Section 1: The Annuity Contract

An annuity is a contract between the owner (“you”), and an insurance company (in this case, First Citicorp Life Insurance Company), where the insurance company promises to pay an income to you, or some other person you name (the “Annuitant”), in the form of annuity income payments, beginning on a date that’s at least 30 days in the future. Until the date annuity income payments begin, the Contract is in the Accumulation Phase. Once annuity income payments begin, the Contract is in the Income Phase. Your earnings under the Contract are tax deferred.

Tax deferred means that earnings or appreciation of the assets in your Contract aren’t taxed until money is taken out.

This Contract is a variable annuity. It enables you to put money into a number of different subaccounts, each of which invests exclusively in a single investment portfolio. The amount of money you are able to accumulate under the Contract during the Accumulation Phase depends on the investment performance of the investment portfolio(s) in which your money is invested. Depending on market conditions, any of these portfolios can make or lose money. Each subaccount is a division of the First Citicorp Life Variable Annuity Separate Account. The Separate Account is an investment account we establish to receive and invest purchase payments under the Contract that is insulated from any profit or loss arising from any other business we conduct.

The Contract also contains a Fixed Account. The Fixed Account is part of our General Account that supports our insurance and annuity obligations. All assets in the Fixed Account are subject to the general liabilities of our business operations. The Fixed Account earns interest annually at a rate guaranteed by us never to be less than 3.0% and may be more. This rate is established by us, at our sole discretion, for each purchase payment or transfer into the Fixed Account. Once established, a rate is guaranteed for 12 months. We have no specific formula for determining Fixed Account interest rates. If you select the Fixed Account, the amount of money you are able to accumulate during the Accumulation Phase depends on the total interest credited to the Fixed Account. You bear the risk that the interest rate will not rise above 3%.

Your total Contract Value is equal to the dollar amount you have in the Fixed Account plus the dollar value of any amounts you have which are invested in the different investment portfolios.

As Owner of the Contract, you exercise all rights under it before the Annuity Income Date. You can name a new Owner by notifying us. You may co-own the Contract with someone else (“Joint Owner”). You may name or change the person who will receive the annuity income payments. Your rights under the Contract end when annuity income payments begin, unless you are also the person receiving these payments (the “Annuitant”). More information about your rights under the Contract is included in “Section 10: Other Information.”

This prospectus describes our basic Contract. There may be differences in the features, benefits, and charges, in your Contract because of the state requirements where we issued your Contract. Please review your Contract for a description of the differences.

Section 2: Annuity Payments (The Income Phase)

Under the Contract, you can choose the month and year in which annuity income payments begin. That date is called the Annuity Income Date. You can also choose the frequency of annuity income payments and the plan on which those payments are based. We call these annuity income options.

You may choose your Annuity Income Date and annuity income option when you purchase the Contract. However, you may defer these decisions until a later date if you wish, or once chosen, you can change them at any time before the Annuity Income Date if you give us at least 30 days’ notice. The Annuity Income Date cannot be any earlier than one month after you buy the Contract. If you don’t choose an Annuity Income Date, annuity income payments will begin on the Annuitant’s 65th birthday or 10 years after the date the Contract was issued, whichever is later. However, annuity income payments must begin by the first day of the month following the Annuitant’s 85th birthday. Certain plans that qualify for special tax considerations may require an earlier Annuity Income Date. (See “Section 6: Taxes”)

If you don’t choose an annuity income option by the time annuity income payments begin, we will make the payments under Option 3 (see below) as a Life Annuity with 10 years of payments guaranteed. If you do not identify another Annuitant, we will consider you to be the Annuitant.

During the Income Phase, you have the same investment choices you had during the Accumulation Phase. At the Annuity Income Date, you can select whether payments will come from the Fixed Account, one or more of the subaccounts, or a combination of both. If you don’t tell us otherwise, annuity income payments will be based on the value of your investments under the Contract, and their allocations among the Fixed Account and the subaccounts on the Annuity Income Date.

Variable Annuity Income Payments: If you choose to have any portion of your annuity income payments come from the subaccounts, the payment amount will depend on four things: (1) the portion of the Contract Value you keep in the subaccounts on and after the Annuity Income Date; (2) the 3% assumed investment rate used in the Contract’s annuity tables; (3) the performance of the investment portfolios in which the subaccounts are invested; and (4) the annuity income option you choose. If, after all charges and deductions, the combined total return of the subaccounts you have chosen exceeds the 3% annual assumed rate, your annuity income payments will increase. Similarly, if the combined total return of the subaccounts chosen is less than the 3% annual assumed rate, your annuity income payments will decrease. For detailed information on how variable annuity income payments are determined, see the SAI.

Fixed Annuity Income Payments: If you choose to have any portion of your annuity income payments come from the Fixed Account, the payment amount will be fixed and guaranteed by us. The payment amount will depend on three things: (1) the portion of the Contract Value you keep in the Fixed Account on and after the Annuity Income Date; (2) the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and (3) the annuity income option you choose.

Annuity Income Options: You may select one of the following standard annuity income options. In addition, you may elect any other method of payment that is mutually agreeable to you and us. After annuity income payments begin, you cannot change the annuity income option.

Option 1: Income for a Fixed Period. Under this option, we will make annuity income payments each month for a fixed number of years. The number of years must be at least 5 and not more than 30. If the Annuitant dies and we have made annuity income payments for less than the selected period, we will continue to make annuity income payments for the rest of the guaranteed period to any person named by the Annuitant. This option is available only for annuity income payments from the Fixed Account and only if the Annuity Income Date is at least 5 years from the date the Contract was issued.

Option 2: Life Annuity. Under this option, we will make an annuity income payment each month as long as the Annuitant is alive. After the Annuitant dies, we stop making annuity income payments.

Option 3: Life Annuity with Period Certain. Under this option, we will make an annuity income payment each month as long as the Annuitant is alive. If the Annuitant dies and we have made annuity income payments for less than the selected guaranteed period, we will continue to make annuity income payments for the rest of the guaranteed period to any person named by the Annuitant.

Option 4: Joint and Survivor Annuity. Under this option, we will make annuity income payments each month as long as the Annuitant and a second person are both alive. When either of these persons die, we will continue to make annuity income payments to the survivor. When the survivor dies, we stop making annuity income payments.

Note Carefully: Under options 2 and 4 it would be possible for only one annuity payment to be made if the Annuitant(s) were to die before the second annuity payment was due; and only two payments if the Annuitant(s) were to die before the third annuity payment was due; etc.

Annuity income payments are made monthly unless we agree to some other payment schedule. If you have less than $2,000 under the Contract to apply toward payments, we may pay your annuity income payment in a single lump sum. If your annuity income payments would be less than $50 a month, we have the right to change the frequency of payments so that your annuity income payments are at least $50.

Section 3: Purchase

The Contract may be purchased by anyone age 90 or younger.

Purchase Payments: A purchase payment is the money you give us to buy the Contract. The minimum we will accept when the Contract is bought is $5,000 ($2,000 if the Contract qualifies for special tax treatment under the IRS Code). You can make additional purchase payments at any time (except for Contracts purchased with a beneficiary-directed transfer of death proceeds), and you may arrange for purchase payments to be made automatically from your bank account or other source each month. We have the right to require each additional payment to be at least $500 ($100 for Qualified Contracts). Our approval is required if total purchase payments in any Contract Year exceed $1,000,000.

Allocation of Purchase Payments: When you purchase a Contract, we will allocate your purchase payment to the Fixed Account and/or one or more of the subaccounts as you have directed us, for investment in the corresponding investment portfolios. If you make additional purchase payments, we will allocate them the same way as your first purchase payment unless you tell us otherwise. You may direct individual purchase payments to one or more subaccounts and/or to the Fixed Account without changing your current allocation schedule. Your allocation directions must be in whole percent and each purchase payment must result in a minimum allocation of $100 to each selected investment portfolio and/or the Fixed Account.

You should periodically review your purchase payment allocation schedule in light of market conditions and your overall financial objectives.

Once we receive your initial purchase payment, and all necessary information, we will allocate your purchase payment and issue your Contract within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send the money back to you or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit those amounts to your contract within one business day after receipt at the price next determined after we receive the payment. A business day is any day when both the New York Stock Exchange and us are open for business. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m., Eastern time. We are open for business on all days that the New York Stock Exchange is open for business.

Free Look Period: If you change your mind about owning this Contract, you may cancel it within 10 days after receiving it (or other period as may be required in your state). When you cancel the Contract within this time period, we will not assess a Surrender Charge. You will receive the value of your Contract invested in the subaccounts on the day we receive your request and any insurance charges assessed plus any purchase payments invested in the Fixed Account not previously withdrawn. This amount may be more or less than the aggregate amount of purchase payments made up to that time. If you have purchased your Contract as an IRA, we may be required to give you back your full purchase payment if you decide to cancel it within this period. If that is the case, we have the right to put any portion of your initial purchase payment allocated to a subaccount into the Money Market subaccount until the end of the cancellation period described above. At the end of that period, we w ill reallocate your initial purchase payment according to your allocation directions. Currently, however, all purchase payments are allocated directly to the subaccounts as you direct. We will consider the Contract received five days after it is mailed to your last known address.

Accumulation Units: In order to keep track of the value of your Contract during the Accumulation Phase, we use a unit of measure we call an Accumulation Unit. During the Contract’s Income Phase, we call the unit an Annuity Unit. These units represent your ownership interest in a subaccount. When you make a purchase payment, or transfer money, into a subaccount, we credit that subaccount with Accumulation Units. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the purchase payment or transfer allocated to the subaccount by the value of an Accumulation Unit for that subaccount next determined as of the end of that business day. If you make a withdrawal or transfer out of a subaccount or if we assess transfer or Surrender Charges or an Annual Contract Fee, we subtract Accumulation Units from the subaccount in a similar manner.

At the close of each business day, we determine the value of an Accumulation Unit for each subaccount. We do this by:

(1)	determining the total value of the subaccount’s investment in the corresponding investment portfolio, using the portfolio’s net asset value calculated at the end of that day;

(2)	subtracting from that amount any insurance charges (see “Section 5: Charges and Deductions;” and

(3)	dividing this amount by the number of outstanding Accumulation Units in that subaccount.

Example: On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want the entire amount to be allocated to subaccount “x” (any subaccount currently available). When the New York Stock Exchange closes that day, we determine that the value of one Accumulation Unit for that subaccount is $10.00. We then divide $5,000 by $10.00 and credit your Contract that night with 500 additional Accumulation Units in subaccount x.

The value of an Accumulation Unit may go up or down from day to day depending on the investment performance of the investment portfolio invested in by that subaccount and the deduction of certain fees and expenses. For a detailed discussion of how we determine Accumulation Unit Value, see the SAI.

Section 4: Investment Options

In addition to the Fixed Account, 21 subaccounts, each investing exclusively in a single investment portfolio, are available under the Contract. Additional subaccounts, each investing exclusively in an additional investment portfolio may be made available in the future. Each investment portfolio is available under a fund that is registered with the SEC as an open end, management investment company of the series type, having one or more investment portfolios. Shares of the investment portfolios are sold only to insurance company separate accounts and qualified plans. Each investment portfolio has a specific investment objective that may be similar to the investment objective and policy of other portfolios managed by the same or other investment advisers. No representation is made that the investment results of any portfolio will be comparable to the results of any other portfolio, even if the same investment adviser or manager is used or if the names and investment objectives are si milar.

Administrative, Marketing and Support Service Fees. The Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of many of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Contracts.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. Aggregate fees relating to the different Funds may vary in amount and may be as much as 0.60% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from an Underlying Fund’s assets as part of its Total Annual Operating Expenses. The arrangements may vary for each Underlying Fund.

There is no assurance that an investment portfolio will achieve its stated objective. The 21 investment portfolios available under the contract are listed below.

Smith Barney Fund Management LLC serves as the investment manager for the following investment portfolios:

Greenwich Street Series Fund Appreciation Portfolio

Smith Barney Aggressive Growth Portfolio

Citi Fund Management Inc. serves as the investment manager for the following investment portfolio:

Smith Barney Small Cap Growth Opportunities Portfolio

Fidelity Management & Research Company serves as the investment adviser for the following investment portfolios:

Fidelity VIP Growth Portfolio — Initial Class (Growth)

Fidelity VIP High Income Portfolio — Initial Class (High Yield Bond)

Fidelity VIP Equity—Income Portfolio — Initial Class (Growth & Income)

Fidelity VIP Overseas Portfolio — Initial Class (International Stock)

Fidelity VIP II Contrafund Portfolio — Initial Class (Growth)

Fidelity Management & Research Company serves as the investment adviser and Deutsche Asset Management serves as the subadviser for the following investment portfolio:

Fidelity VIP II Index 500 Portfolio — Initial Class (Growth & Income)

A I M Advisers, Inc. serves as the investment adviser for the following investment portfolios:

AIM V.I. Capital Appreciation Fund — Series I (Aggressive Growth)

AIM V.I. Government Securities Fund — Series I (Govt Bond)

AIM V.I. Growth Fund — Series I (Growth)

AIM V.I. Core Equity Fund — Series I (Growth & Income)

AIM V.I. International Equity Fund — Series I (International Stock)

AIM V.I. Premier Equity Fund — Series I (Growth)

Massachusetts Financial Services serves as the investment adviser for the following investment portfolios:

MFS Strategic Income Series (Income & Capital Appreciation)

MFS Money Market Series (Money Market)

MFS Bond Series (Corp Bond)

MFS Total Return Series (Balanced)

MFS Research Series (Growth)

MFS Emerging Growth Series (Aggressive Growth)

The value of the Contract will increase or decrease depending upon the investment performance of the investment portfolio(s) in which the subaccounts you chose are invested. For more information on the performance of investment portfolios under the Contract, see their prospectuses. Past performance is not a guarantee of future results.

Transfers During the Accumulation Phase: During the Accumulation Phase, you may transfer money to or from the Fixed Account and to or from any subaccount. We have the right to charge a $25 fee for each transfer you make in excess of 12 in any Contract Year. Currently, transfer fees are charged only if you make more than 18 transfers in a Contract Year. A Contract Year is each consecutive 12-month period measured from the day we issued your Contract.

The following apply to any transfer during the Accumulation Phase:

(1)	If the value remaining in the Fixed Account or a subaccount after a transfer is less than $100, we may transfer the entire amount instead of the requested amount. Unless you give us other directions, such transfer will be allocated in the same proportion as the transfer request resulting in this action.

(2)	We have the right to defer transfers from the Fixed Account for up to 6 months following the date of the request.

Transfers During the Income Phase: During the Income Phase, the Annuitant may transfer values among subaccounts once every three months. Transfers from the Fixed Account to a subaccount or from any subaccount to the Fixed Account are not allowed during the Income Phase.

Transfer Requests: Transfer requests, like all other elections, requests, and notices to us, must be in writing in a form acceptable to us unless you have provided us with valid authorization to accept such requests or notices by telephone. Any telephone authorization is valid until it is rescinded or modified in writing by you. We employ reasonable procedures to confirm that instructions given us by telephone are genuine. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to follow those reasonable procedures. The procedures we follow for telephone transfers include confirming the correct name, contract number and your social security number. We may modify or eliminate the transfer privileges at any time, for any class of Contracts, for any reason. In particular, we reserve the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on beh alf of the Owners of two or more Contracts.

Dollar Cost Averaging Program: Dollar Cost Averaging allows you to systematically transfer a specific amount each month from either the Fixed Account or the Money Market subaccount to any other subaccount(s). By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the corresponding investment portfolio only when the price is high. Dollar Cost Averaging does not guarantee a profit and it doesn’t protect against a loss if market prices decline. Dollar Cost Averaging is available only during the Accumulation Phase.

The minimum amount that can be transferred each month under Dollar Cost Averaging is $100. The maximum transfer amount can be no more than 1/6 of the total value in the Fixed Account or Money Market subaccount at the time the transfers begin. Once you elect Dollar Cost Averaging, it remains in effect until the value in the Fixed Account or Money Market subaccount is inadequate to execute the requested transfers or until you cancel it by notifying us. You may cancel this option at any time.

There is no charge or fee for using Dollar Cost Averaging. However, transfers made under the Dollar Cost Averaging program will be counted in determining the total number of transfers in any year. We reserve the right to discontinue offering Dollar Cost Averaging at any time. Such action by us will not end any Dollar Cost Averaging in effect at the time we terminate the program.

Voting Rights: We are the legal owner of all investment portfolio shares purchased under this Contract and held in the subaccounts. However, when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other Contract Owners (or Annuitants, if the Contract is in the Income Phase) instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in the affected portfolio, including any we own in our own behalf, in the same proportion as those instructions. If, however, we determine that we are no longer required to obtain voting instructions from the Contract Owners/Annuitants, we will vote the shares as we alone may decide. A more detailed discussion of voting rights is found in the SAI.

Substitution: From time to time, we may substitute one or more of the investment portfolios available for investment by the subaccounts you have selected with another portfolio. These new investment portfolios may have higher fees and charges than the ones they replaced. We may also add or delete one or more subaccounts or investment portfolios. We may limit the new investment portfolios to certain classes of Contract Owners. Similarly, we may close investment portfolios to certain classes of Contract Owners. We will not do this without the prior approval of the Securities and Exchange Commission and we will notify you of our intent, if we decide to take such action. For a more complete discussion of our right to add, delete or substitute investments under the Contract, see the SAI.

Section 5: Charges and Deductions

There are several charges and other expenses associated with the Contract that will reduce the return on your investment in the Contract. We may realize a profit or loss on one or more of these charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses. These charges and expenses are:

Insurance Charges: Each business day, we make a deduction from the assets in the subaccounts for certain risks and costs we incur for providing the Contract. We do this as part of the calculation of the value of Accumulation Units and Annuity Units. The insurance charge has two parts: (1) the mortality and expense risk charge; and (2) the administration charge.

Mortality and Expense Risk Charge: This charge is for all of the insurance benefits included under the Contract such as the guaranteed minimum interest rate used to calculate Fixed Annuity Income Payments, the guarantee that annuity income payments will continue for the life of the Annuitant, the guaranteed death benefits and for the risk that the current charges will be insufficient to cover the cost of administering the Contract in the future. If the charges under the Contract are not sufficient, then we will bear the loss. Currently, the Mortality and Expense Risk Charge is equal, on an annual basis, to 1.25% of the average daily net assets of the Contract invested in the investment portfolios. We may change this charge in the future but it will never be greater than 1.25%.

Administration Charge: This charge, together with the Annual Contract Fee (see below) is intended to cover all the expenses associated with administering the Contract. These costs include printing the Contract, preparing and distributing confirmation statements and annual reports to Contract Owners, maintaining Contract records, personnel costs, legal and accounting fees, filing fees, computer and systems costs, and general overhead. Currently, the Administration Charge is equal, on an annual basis, to 0.15% of the average daily net assets of the Contract invested in the investment portfolios. We may change this charge in the future but it will never be greater than 0.15%.

Annual Contract Fee: On the last business day of each Contract Year during the Accumulation Phase, we deduct $30 from your Contract as an Annual Contract Fee to reimburse us for administering the Contract. The fee will be charged by reducing the value in each subaccount and/or the Fixed Account on a prorata basis. This charge cannot be increased.

We do not deduct this fee if, when the deduction is to be made, the value of your Contract is $25,000 or more. In addition, we do not deduct this fee if you have paid $2,500 in additional purchase payments ($2,000 for Qualified Contracts), exclusive of the initial purchase payment, during the Contract Year.

If you surrender your Contract, the Annual Contract Fee for that Contract Year will be deducted from the amount you receive, unless it is waived, as noted above.

Surrender Charges: Each Contract Year during the Accumulation Phase, you may withdraw all of your earnings and up to 10% of your total purchase payments remaining under the Contract without paying any Surrender Charge. Otherwise, the charge is a percentage of the purchase payment(s) withdrawn, based on the number of years since the date the purchase payment(s) was paid. This right of “free withdrawal” does not accumulate from year to year. In other words, any portion of the 10% not taken in one Contract Year is not added to the 10% that can be taken during the next Contract Year.

Surrender Charges range from a maximum of 7%, declining 1% each year since the purchase payment was added to the Contract until the sixth year, when it becomes 0%. A table of Surrender Charges is shown below.

Number of Years Since Date of Purchase Payment	Charge as a Percentage of Purchase Payment Withdrawn

0-1	7%
1-2	6%
2-3	5%
3-4	4%
4-5	3%
5+	0%

We do not assess Surrender Charges on earnings withdrawn, death benefit payments or Annuity Income Payments paid as a life annuity or a life annuity with a period certain of at least five years. For purposes of determining the Surrender Charge, we treat withdrawals as coming first from earnings and then from the oldest purchase payment, then the next oldest and so forth. When a withdrawal is made, you will receive the amount withdrawn less any Surrender Charge.

Surrender Processing Fee: In addition to the Surrender Charge, we reserve the right to assess a processing charge equal to the lesser of $25 or 2% of the amount withdrawn for each withdrawal in excess of 12 in any Contract Year. This fee is deducted pro rata from the Fixed Account and each subaccount from which a withdrawal is made. We are not currently imposing this fee.

Premium Taxes: Some states and other governmental entities (i.e., cities and municipalities) charge premium or other taxes ranging up to 5%, on contracts issued by insurance companies. We are responsible for paying these taxes and will make a deduction from the Contract Value for them. Some of these taxes are due when the Contract is issued and others are due when annuity income payments begin. Unless we are required to pay taxes at some other time, it is our practice to deduct for these taxes at the time annuity income payments begin or when the Contract is surrendered.

Transfer Processing Fee: We reserve the right to charge $25 for each transfer in excess of 12 in any Contract Year. This charge is at cost with no profit to us. Currently, we are not charging this fee until the 19th transfer in a Contract Year. For the purposes of determining the number, each transfer from the Fixed Account and/or any subaccount in a Contract Year is considered to be one transfer, regardless of how allocated. Although a transfer processing fee is not charged for Dollar Cost Averaging, Dollar Cost Averaging transactions are counted in determining the number of transfers made during a Contract Year. If a transfer is made from the Fixed Account and/or one or more subaccounts at the same time, each losing subaccount and the Fixed Account would be charged a separate transfer processing fee.

Investment Portfolio Expenses: Each investment portfolio incurs certain expenses, including investment advisory fees, which are paid out of its assets and are described in its prospectus.

Section 6: Taxes

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (“Code”) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts continue to be taxed as ordinary income (top rate of 35%).

Tax-Free Exchanges: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified and Nonqualified

Qualified Annuity Contracts

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of qualified contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to qualified annuity contracts will be subject t o minimum distribution rules as provided by the Code and described below.

Taxation of Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Mandatory Distributions for Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70½. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70½ or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities.

Minimum Distributions for Beneficiaries: When a death benefit becomes due upon the death of the owner and/or annuitant, a lump sum may be taken, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death, or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

Nonqualified Annuity Contracts

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a Separate Account must meet specific diversification standards. Nonqualified variable annuity contracts shall not be treated as an annuity for Federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a nonqualified Contract because of the death of an owner or annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

Other Tax Considerations

Treatment of Charges for Optional Death Benefits

The Contract may provide one or more optional enhanced death benefits that in some cases may exceed the greater of purchase price or the contract value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced death benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

Penalty Tax for Premature Distributions

For both qualified and nonqualified Contracts, taxable distributions taken before the contract owner has reached the age of 59½ will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the contract owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

Section 7: Access to Your Money

You can obtain the money you have in your Contract: (1) by withdrawing a portion of it or surrendering your Contract in full prior to the Annuity Income Date; or (2) by electing to start receiving annuity income payments. In addition, your Beneficiary can receive the money in your Contract as a death benefit if you die prior to the Annuity Income Date. If you surrender your Contract before the Annuity Income Date, you will receive the Contract Value on the day the surrender is completed, less any applicable Surrender Charges, premium taxes and the Annual Contract Fee. (See “Section 5: Charges and Deductions”.)

If you withdraw only some of the money in your Contract, you must tell us if money is to be taken from the Fixed Account and/or one or more subaccounts. Under most circumstances, the amount of any withdrawal must be at least $500. You will receive the amount you requested, less any applicable Surrender Charges, taxes and fees. We will withdraw the amount requested at the end of the business day on which we receive your request. After a withdrawal, if your total Contract Value is less than $2,000, we may pay the remaining value to you and terminate the Contract.

Income taxes, tax penalties and certain restrictions may apply to any surrender or withdrawal. We have the right to defer payments from the Fixed Account for up to six months.

Systematic Withdrawal Program: You may elect to receive periodic withdrawals of a specified dollar amount or a specified whole percent of the Contact’s Value under our systematic withdrawal plan. Withdrawals may be made on a monthly, quarterly, semi-annual or annual basis. Each withdrawal from the Fixed Account and/or any subaccount under the systematic withdrawal program must be at least $50. If you don’t elect this option when you first apply for the Contract, payments under the systematic withdrawal program will not begin until on or after the first contract anniversary. Withdrawals under the systematic withdrawal plan may be subject to a Surrender Charge. (See “Surrender Charges”.)

Participation in the systematic withdrawal plan will automatically end if the value in the Fixed Account or the subaccount(s) from which withdrawals are being made becomes zero. You may stop systematic withdrawals at any time. We reserve the right to discontinue offering the systematic withdrawal plan at any time. However, termination of the program by us will not end any systematic withdrawal plan in effect at the time we terminate the program. Systematic withdrawals may have adverse federal income tax consequences and you should, therefore, consult with your tax adviser before electing this option.

Section 8: Death Benefits

Upon Your Death: If you die before annuity income payments begin, we will pay a death benefit to your Beneficiary (see below). If there is a Joint Owner, the death benefit will be paid when the first Owner dies and the surviving Joint Owner will be treated as the Beneficiary. The amount of the death benefit depends on how old you (or the Joint Owner) are on the date of death.

If you (or the Joint Owner) die prior to age 75, the death benefit will be the greater of:

(1)	the value of your Contract on the date we receive adequate proof of death;

(2)	the value of the Contract on the most recent 5th Contract anniversary immediately preceding the date of death, plus any subsequent purchase payments less any withdrawals since that anniversary date; or

(3)	the total of all purchase payments received less any purchase payment withdrawals since the date the Contract was issued.

If you (or your Joint Owner) die on or after the date you (or the Joint Owner) reach age 75, the death benefit will be the greater of:

(1)	the value of your Contract on the date we receive adequate proof of death;

(2)	the death benefit as of your (or the Joint Owner’s) 75th birthday, less the dollar amount of any subsequent withdrawals; or

(3)	the total of all purchase payments received less any purchase payment withdrawals since the date this Contract was issued.

You may specify the manner in which the death benefit is to be paid. If you do not, the Beneficiary has this right. In either case, the entire death benefit must be paid within 5 years after the date of death, unless: (1) it is paid over the Beneficiary’s lifetime or a period not extending beyond the Beneficiary’s life expectancy; and (2) payments begin within one year of the date of death. However, if the Beneficiary is your spouse, he/she may continue the Contract as the Owner.

If the death benefit is paid immediately in one lump sum, the Contract will end on the date of payment. If not, the death benefit will become the new Contract Value and will be allocated to the various subaccounts and the Fixed Account in the same proportion as existed on the date we receive adequate proof of death.

Death of the Annuitant: If the Annuitant dies before annuity income payments start, you can name a new Annuitant. If no new Annuitant is named within 30 days, you will become the Annuitant. If you are the Annuitant, we will pay the Beneficiary the death benefit as described above. However, if the Owner (you) is a non-natural person, then the death of, or change in, the Annuitant will be treated as the death of the Owner and the “Upon Your Death” provisions stated above will apply.

If the Annuitant dies after annuity income payments start, payments will be made as described in “Section 2: Annuity Payments (The Income Phase).”

Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries): If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to “stretch” the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract as a contract owner, the death benefit will be calculated as of the death report date. The initial contract value of the continued contract (the “adjusted contract value”) will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    make additional purchase payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the death report date without a withdrawal charge. All other fees and charges applicable to the original contract will also apply to the continued contract. All benefits and features of the continued contract will be based on the beneficiary’s age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date.

Section 9: Other Information

First Citicorp Life Insurance Company: First Citicorp Life Insurance Company is a stock life insurance company organized under New York laws in 1978. We are a wholly owned subsidiary of Citigroup, one of the world’s largest bank holding companies.

The Separate Account: On July 6, 1994 we established a Separate Account under New York law, the First Citicorp Life Variable Annuity Separate Account, to receive, hold and invest purchase payments made under these, and similar contracts. It has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Separate Account is divided into a number of subaccounts, each of which invests exclusively in the shares of a corresponding investment portfolio. Although the assets in the Separate Account are our property, the Separate Account is not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that those assets exceed the liabilities arising under the Contracts and any other contracts supported by the Separate Account. The income, gains and losses, realized and unrealized, from the as sets allocated to each subaccount are credited to and charged against that subaccount without regard to income, gains and losses from any other of our accounts or subaccounts. We have the right to transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are our general corporate obligations.

Distribution of Variable Annuity Contracts:

Distribution and Principal Underwriting Agreement Travelers Distribution LLC (“TDLLC”) serves as the principal underwriter and distributor of the securities offered through this Prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies.

TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Contracts.

The Contracts are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. We intend to offer the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved.

Compensation Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Contracts, as well as other incentives or payments, are not assessed as an additional direct charge to Contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments (if up-front compensation is paid to registered representatives) and 2% annually of average account value (if asset based compensation is paid to registered representatives). We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Broker-dealer firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates. In addition, the Company or TDLLC may enter into special compensation arrangements with certain broker-dealer firms based on aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. The Company and TDLLC have entered into such arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), ING Advisors Network (including Financial Network Corporation, Locust Street Securities, Multi-Financial Securities, IFG Network Securities, VESTAX Securities, Washingto n Square Securities and PrimeVest Financial Services), Morgan Stanley, Merrill Lynch, NFP Securities, Inc., Piper Jaffray, Primerica Financial Services, Inc., Prudential Securities, and Citigroup Global Markets. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

Ownership: You are the Owner of the Contract. You are also the Annuitant unless a different Annuitant is named. Any Joint Owner must be your spouse unless state law requires us to permit other Joint Owners or we otherwise agree. Before the Annuity Income Date you have all the rights under the Contract, subject to the rights of any irrevocable beneficiary or assignee of record. If Joint Owners are named, both must consent to any change.

Beneficiary: The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named by you and can be changed at any time prior to the Annuity Income Date. If you have named an irrevocable beneficiary, their approval must be obtained before you change Beneficiaries. If you name two or more Beneficiaries, each Beneficiary will receive an equal share of any Death Benefit unless you specify otherwise in writing. If a named Beneficiary dies before you, the interest of that Beneficiary will end on his or her death. If no Beneficiary is named or no Beneficiary survives you, any Death Benefit will be paid to your estate.

Suspension of Payments or Transfers: We may be required to suspend or postpone surrender or withdrawal payments and transfers if:

(1)	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

(2)	the SEC permits by an order such postponement for the protection of Contract Owners; or

(3)	the SEC determines that an emergency exists that would make the disposal of securities held in a subaccount or the determination of the value of the subaccount’s net assets not reasonably practicable.

If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

Any surrender, withdrawal or death benefit will usually be paid within 7 days after we receive proper notice. We have the right to defer payment of any surrender, withdrawal or transfer from the Fixed Account for up to six months from the date of receipt of written notice for such a surrender, withdrawal or transfer. If payment is not made within 10 days after receipt of all necessary documentation from you, any amount paid will include interest at the minimum rate required by law or the current Fixed Account interest rate, if greater.

Modifications: We may modify the Contract if necessary:

(1)	for the Contract or the Separate Account to comply with the laws or regulations of a governmental agency; or

(2)	to reflect a change in the operation of the Separate Account or a subaccount; or

(3)	to add, delete or modify an account, a subaccount or an investment portfolio.

If such modifications are made, we will notify you, or the Annuitant, and endorse the Contract if appropriate.

Legal Proceedings: There are no material legal proceedings to which the Separate Account, or Travelers as principal underwriter, is a party or the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to the total assets of, or that relates to, the Separate Account.

Financial Statements: Our audited Statutory Financial Statements as of December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001, and 2000 as well as the Independent Auditors’ Report appear in the Statement of Additional Information bearing the same date as this Prospectus. Our Financial Statements should only be considered when evaluating our ability to meet our obligations under the Contract. The SAI also contains financial statements for the Separate Account as of December 31, 2002.

Inquiries: If you need more information, please contact us at our Customer Service Office at: First Citicorp Life Insurance Company, you may call us toll free at 800-497-4857.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Additional Contract Provisions	1	Annuity Unit Value	4
The Contract	1	Tax Status	5
Incontestability	1	Introduction	5
Misstatement of Age or Sex	1	Taxation of the Company	5
Participation	1	Tax Status of the Contract	6
Assignment	1	Taxation of Annuities	7
Distribution Of The Contracts	1	Qualified Contracts	9
Determining Accumulation Unit Values	1	Withholding	10
Adding, Deleting Or Substituting		Possible Changes in Taxation	10
Investment Portfolios	2	Other Tax Consequences	10
Voting Rights	2	Legal Matters	10
Variable Annuity Payments	3	Experts	10
Assumed Investment Rate	3	Other Information	11
Amount of Variable Annuity Payments	3	Financial Statements	11

If you would like a free copy of the statement of additional information for this prospectus, please complete the following and mail it to First Citicorp Life Insurance Company, One Cityplace, Hartford, CT 06103-3415.

Please send a copy of the Statement of Additional Information pertaining to the First Citicorp Life Insurance Company Variable Annuity and the First Citicorp Life Variable Annuity Separate Account to:
(Please Print or Type)

Name:

Mailing Address:

APPENDIX — CONDENSED FINANCIAL INFORMATION

The following shows Accumulation Unit Values (in dollars) and the number of Accumulation Units for the period from the commencement of each subaccount (2/99) through December 31, 2002. This condensed financial information is derived from the financial statements of the Separate Account and should be read in conjunction with the financial statements, related notes and other financial information contained in the SAI.

FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the variable charge of 1.40% = (Standard Death Benefit).

1.25 M&E, 15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AIM Variable Insurance Funds
AIM V.I. Captial Appreciation Fund — Series I (3/95)	2002	1.855	1.384	1,405,282
	2001	2.453	1.855	1,598,145
	2000	2.792	2.453	1,805,626
	1999	1.000	2.792	1,211,084

AIM V.I. Core Equity Fund — Series I (2/97)	2002	1.261	1.050	3,778,350
	2001	1.657	1.261	4,600,690
	2000	1.967	1.657	5,365,263
	1999	1.000	1.967	5,084,678

AIM V.I. Government Securities Fund — Series I (2/97)	2002	1.253	1.354	4,773,866
	2001	1.194	1.253	4,761,618
	2000	1.099	1.194	4,093,889
	1999	1.000	1.099	4,697,586

AIM V.I. Growth Fund — Series I (2/97)	2002	1.087	0.740	2,393,815
	2001	1.668	1.087	2,884,468
	2000	2.128	1.668	3,305,613
	1999	1.000	2.128	2,865,017

AIM V.I. International Growth Fund — Series I (2/97)	2002	0.995	0.827	2,014,514
	2001	1.319	0.995	2,572,758

Accumulation Unit Values (in dollars)

1.25 M&E, 15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AIM V.I. International Growth Fund — Series I (continued)	2000	1.818	1.319	3,210,256
	1999	1.000	1.818	2,271,267

AIM V.I. Premier Equity Fund — Series I (2/97)	2002	1.438	0.989	7,813,049
	2001	1.668	1.438	9,561,278
	2000	1.982	1.668	10,605,128
	1999	1.000	1.982	9,936,964

Greenwich Street Series Fund
Appreciation Portfolio (4/01)	2002	0.993	0.808	1,005,027
	2001	1.000	0.993	575,115

MFS Variable Insurance Trust
MFS® Bond Series (2/97)	2002	1.277	1.371	2,002,993
	2001	1.191	1.277	2,141,421
	2000	1.106	1.191	2,159,030
	1999	1.000	1.106	2,384,560

MFS® Emerging Growth Series (2/97)	2002	1.394	0.910	3,593,012
	2001	2.125	1.394	4,313,657
	2000	2.681	2.125	5,303,424
	1999	1.000	2.681	3,879,175

MFS® Money Market Series (4/95)	2002	1.253	1.251	1,165,960
	2001	1.225	1.253	1,654,998
	2000	1.172	1.225	544,750
	1999	1.000	1.172	689,526

MFS® Research Series (2/97)	2002	1.245	0.927	1,943,475
	2001	1.604	1.245	2,315,774
	2000	1.709	1.604	2,533,950
	1999	1.000	1.709	2,373,664

MFS® Strategic Income Series (3/95)	2002	1.202	1.285	119,969
	2001	1.164	1.202	138,517
	2000	1.125	1.164	171,070
	1999	1.000	1.125	181,566

Accumulation Unit Values (in dollars)

1.25 M&E, 15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS® Total Return Series (2/97)	2002	1.488	1.391	4,915,480
	2001	1.505	1.488	5,524,637
	2000	1.316	1.505	5,904,810
	1999	1.000	1.316	5,952,784

Travelers Series Fund Inc.
Smith Barney Aggressive Growth Portfolio (4/01)	2002	1.042	0.692	1,349,984
	2001	1.000	1.042	842,380

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (2/97)	2002	1.262	0.925	332,444
	2001	1.527	1.262	315,958
	2000	1.421	1.527	348,818
	1999	1.000	1.421	197,794

Variable Insurance Products Fund
Equity Income Portfolio — Initial Class (2/97)	2002	1.402	1.148	4,226,735
	2001	1.496	1.402	4,691,584
	2000	1.399	1.496	4,775,419
	1999	1.000	1.399	5,183,695

Growth Portfolio — Initial Class (3/95)	2002	2.386	1.644	4,860,503
	2001	2.938	2.386	6,005,347
	2000	3.347	2.938	6,487,907
	1999	1.000	3.347	6,054,066

High Income Portfolio — Initial Class (2/97)	2002	0.764	0.780	2,230,056
	2001	0.878	0.764	2,338,867
	2000	1.149	0.878	2,427,851
	1999	1.000	1.149	2,922,891

Overseas Portfolio — Initial Class (2/97)	2002	1.050	0.825	784,099
	2001	1.351	1.050	850,282
	2000	1.694	1.351	971,002
	1999	1.000	1.694	696,431

Accumulation Unit Values (in dollars)

1.25 M&E, 15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Variable Insurance Products Fund II
Contrafund® Portfolio — Initial Class (2/97)	2002	1.508	1.348	5,838,236
	2001	1.743	1.508	6,668,428
	2000	1.893	1.743	7,209,870
	1999	1.000	1.893	6,894,075

Index 500 Portfolio — Initial Class (2/97)	2002	1.436	1.101	11,104,451
	2001	1.657	1.436	13,170,858
	2000	1.853	1.657	14,114,790
	1999	1.000	1.853	13,803,244

Notes

The number of units outstanding for the 2001 year end have been restated to include annuity units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for contract owners in payout phase, where appropriate.

SUPPLEMENT DATED DECEMBER 19, 2003
TO PROSPECTUS DATED MAY 1, 2003 (SUPPLEMENTED DECEMBER 19, 2003)

FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
FIRST CITICORP LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

For all Contracts applied for prior to February 1, 1999, the prospectus dated May 1, 2003 (Supplemented December 19, 2003) is amended to reflect mortality and expense risk charges equal, on an annual basis, to 0.84% of the average daily net assets of the Contract invested in the investment portfolios. We may change this charge in the future but it will never be greater than 1.25%.

The first paragraph in the section captioned “5. Charges and Deductions” (page 4) is revised as follows:

The Contract has insurance features and investment features and there are costs related to each. Each year, during the Accumulation Phase we deduct a $30 contract fee from your Contract. This charge is waived if the value of your Contract is at least $25,000 or if you have added at least $2,500 ($2,000 for Qualified Contracts) in additional purchase payments to your Contract during the last 12 months. We also deduct for insurance charges on an annual basis a total of 0.99% of the average daily value of your Contract allocated to the subaccounts. We may change this charge in the future but it will never be greater than 1.40%.

The Table of “Separate Account Annual Expenses” in the section captioned “FEE TABLES” (page 5) is revised as follows:

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average net assets)

Mortality and Expense Risk Charge	0.84%
Administrative Expense Charge	0.15%

Total Separate Account Expenses	0.99%

The paragraph titled “Mortality and Expense Risk Charge” in the section captioned “SECTION 5. CHARGES AND DEDUCTIONS” (page 14) is replaced with the following:

This charge is for all of the insurance benefits included under the Contract such as the guaranteed minimum interest rate used to calculate Fixed Annuity Income Payments, the guarantee that annuity income payments will continue for the life of the Annuitant, the guaranteed death benefits and for the risk that the current charges will be insufficient to cover the cost of administering the Contract in the future. If the charges under the Contract are not sufficient, then we will bear the loss. Currently, the Mortality and Expense Risk Charge is equal, on an annual basis, to 0.84% of the average daily net assets of the Contract invested in the investment portfolios. We may change this charge in the future but it will never be greater than 1.25%.

The section captioned “Examples” (page 6) is replaced with the following:

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses for the maximum charges:

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

AIM Variable Insurance Funds, Inc.
AIM V.I. Capital Appreciation Fund — Series I	889	1086	1307	2183	189	586	1007	2183
AIM V.I. Core Equity Fund — Series I	882	1064	1271	2108	182	564	971	2108
AIM V.I. Government Securities Fund — Series I	885	1073	1287	2140	185	573	987	2140
AIM V.I. Growth Fund — Series I	895	1104	1338	2246	195	604	1038	2246
AIM V.I. International Growth Fund — Series I	913	1159	1430	2434	213	659	1130	2434
AIM V.I. Premier Equity Fund — Series I	889	1086	1307	2183	189	586	1007	2183
Greenwich Street Series Fund
Appreciation Portfolio	881	1061	1266	2098	181	561	966	2098
MFS Variable Insurance Trust
MFS® Bond Series	896	1107	1343	2257	196	607	1043	2257
MFS® Emerging Growth Series	890	1089	1313	2194	190	589	1013	2194
MFS® Money Market Series	883	1067	1276	2119	183	567	976	2119
MFS® Research Series	891	1092	1318	2204	191	592	1018	2204
MFS® Strategic Income Series	914	1162	1435	2445	214	662	1135	2445
MFS® Total Return Series	890	1089	1313	2194	190	589	1013	2194
Travelers Series Fund Inc.
Smith Barney Aggressive Growth Portfolio	887	1080	1297	2162	187	580	997	2162
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	894	1101	1333	2236	194	601	1033	2236
Variable Insurance Products Fund
Equity—Income Portfolio — Initial Class	861	1000	1162	1882	161	500	862	1882
Growth Portfolio — Initial Class	871	1030	1214	1990	171	530	914	1990
High Income Portfolio — Initial Class	874	1040	1230	2023	174	540	930	2023
Overseas Portfolio — Initial Class	894	1101	1333	2236	194	601	1033	2236
Variable Insurance Products Fund II
Contrafund® Portfolio — Initial Class	872	1034	1219	2001	172	534	919	2001
Index 500 Portfolio — Initial Class	837	925	1036	1616	137	425	736	1616

Footnote to Examples

The foregoing Examples are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The Examples reflect fiscal year 2003 expenses for the Separate Account and fiscal year 2002 expenses for the investment portfolios.

(1)	Premium taxes are not reflected in the Examples. We may apply premium taxes ranging up to 5%, depending on the laws of various jurisdictions. In addition, the Examples do not reflect any transfer charges. The $30 Annual Contract Fee is reflected in the Examples by dividing the total Annual Contract Fees collected during fiscal year 2003 by the total of all Contract assets under management as of the end of fiscal year 2002. This converts the Annual Contract Fee to a factor of $0.11 for purposes of the Examples based on a $1,000 investment.

The examples should not be considered a representation of past or future expenses. The 5% annual rate of return is hypothetical and does not represent past or future annual returns. Actual returns may be greater or less than the 5% assumed rate.

CONDENSED FINANCIAL INFORMATION

The following shows Accumulation Unit Values and number of Accumulation Units for the period from the commencement of business (2/21/95) through December 31, 2002 for each of the subaccounts. This condensed financial information is derived from the financial statements of the Separate Account and should be read in conjunction with the financial statements, related notes and other financial information contained in the Statement of Additional Information.

FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the variable charge of 0.99% = (Standard Death Benefit).

0.84 M&E, .15 Adm = 0.99% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AIM Variable Insurance Funds
AIM V.I. Captial Appreciation Fund — Series I (3/95)	2002	1.890	1.416	7,754,716
	2001	2.488	1.890	10,075,514
	2000	2.821	2.488	12,520,041
	1999	1.970	2.821	11,899,636
	1998	1.669	1.970	12,795,979
	1997	1.491	1.669	9,405,192
	1996	1.286	1.491	3,464,766
	1995	1.000	1.286	1,345,513

AIM V.I. Core Equity Fund — Series I (2/97)	2002	1.284	1.074	9,486,557
	2001	1.681	1.284	12,600,655
	2000	1.987	1.681	14,605,290
	1999	1.495	1.987	14,517,373
	1998	1.183	1.495	12,751,073
	1997	1.000	1.183	5,216,176

AIM V.I. Government Securities Fund — Series I (2/97)	2002	1.268	1.376	9,030,752
	2001	1.203	1.268	8,526,514
	2000	1.104	1.203	7,183,036
	1999	1.129	1.104	7,835,868
	1998	1.060	1.129	8,085,335
	1997	1.000	1.060	2,587,138

Accumulation Unit Values (in dollars)

0.84 M&E, .15 Adm = 0.99% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AIM V.I. Growth Fund — Series I (2/97)	2002	1.108	0.757	3,603,917
	2001	1.692	1.108	4,982,272
	2000	2.150	1.692	6,728,691
	1999	1.605	2.150	5,608,680
	1998	1.210	1.605	4,344,807
	1997	1.000	1.210	1,609,176

AIM V.I. International Growth Fund — Series I (2/97)	2002	1.013	0.846	7,910,317
	2001	1.339	1.013	10,826,266
	2000	1.837	1.339	13,377,489
	1999	1.197	1.837	12,561,784
	1998	1.047	1.197	11,552,635
	1997	1.000	1.047	8,040,030

AIM V.I. Premier Equity Fund — Series I (2/97)	2002	1.465	1.011	14,640,755
	2001	1.692	1.465	19,569,314
	2000	2.002	1.692	23,439,128
	1999	1.557	2.002	22,849,391
	1998	1.188	1.557	17,350,727
	1997	1.000	1.188	6,012,919

Greenwich Street Series Fund
Appreciation Portfolio (4/01)	2002	0.997	0.814	8,744,914
	2001	1.000	0.997	11,031,329

MFS Variable Insurance Trust
MFS® Bond Series (2/97)	2002	1.292	1.394	4,841,016
	2001	1.201	1.292	5,712,058
	2000	1.110	1.201	4,528,804
	1999	1.139	1.110	4,981,425
	1998	1.078	1.139	4,592,230
	1997	1.000	1.078	1,523,046

MFS® Emerging Growth Series (2/97)	2002	1.420	0.931	13,691,784
	2001	2.156	1.420	18,468,413
	2000	2.708	2.156	22,131,924
	1999	1.548	2.708	20,174,491

Accumulation Unit Values (in dollars)

0.84 M&E, .15 Adm = 0.99% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS® Emerging Growth Series (continued)	1998	1.166	1.548	18,235,621
	1997	1.000	1.166	7,769,779

MFS® Money Market Series (4/95)	2002	1.268	1.271	9,274,949
	2001	1.234	1.268	11,776,845
	2000	1.177	1.234	6,609,181
	1999	1.136	1.177	6,895,732
	1998	1.094	1.136	7,130,698
	1997	1.058	1.094	4,552,839
	1996	1.025	1.058	491,668
	1995	1.000	1.025	115,908

MFS® Research Series (2/97)	2002	1.269	0.948	11,027,481
	2001	1.627	1.269	15,352,030
	2000	1.727	1.627	18,236,348
	1999	1.406	1.727	19,122,690
	1998	1.152	1.406	18,835,706
	1997	1.000	1.152	11,348,445

MFS® Strategic Income Series (3/95)	2002	1.217	1.306	1,023,408
	2001	1.173	1.217	1,494,819
	2000	1.129	1.173	1,533,575
	1999	1.170	1.129	1,740,649
	1998	1.096	1.170	1,906,433
	1997	1.124	1.096	1,814,433
	1996	1.096	1.124	467,158
	1995	1.000	1.096	241,914

MFS® Total Return Series (2/97)	2002	1.506	1.414	12,771,011
	2001	1.517	1.506	15,308,655
	2000	1.320	1.517	16,050,991
	1999	1.294	1.320	18,218,624
	1998	1.164	1.294	16,554,134
	1997	1.000	1.164	6,044,594

Travelers Series Fund Inc.
Smith Barney Aggressive Growth Portfolio (4/01)	2002	1.046	0.698	6,827,622
	2001	1.000	1.046	7,786,997

Accumulation Unit Values (in dollars)

0.84 M&E, .15 Adm = 0.99% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (2/97)	2002	1.285	0.946	1,402,520
	2001	1.550	1.285	1,648,456
	2000	1.436	1.550	1,891,478
	1999	1.054	1.436	1,834,607
	1998	1.107	1.054	1,427,896
	1997	1.000	1.107	811,489

Variable Insurance Products Fund
Equity Income Portfolio — Initial Class (2/97)	2002	1.428	1.175	16,746,688
	2001	1.518	1.428	21,239,840
	2000	1.414	1.518	24,879,485
	1999	1.343	1.414	29,019,678
	1998	1.216	1.343	28,422,802
	1997	1.000	1.216	11,769,502

Growth Portfolio — Initial Class (3/95)	2002	2.430	1.682	7,412,954
	2001	2.981	2.430	10,042,682
	2000	3.382	2.981	13,078,701
	1999	2.485	3.382	12,745,698
	1998	1.801	2.485	9,921,446
	1997	1.479	1.801	6,485,961
	1996	1.308	1.479	2,902,936
	1995	1.000	1.308	1,237,930

High Income Portfolio — Initial Class (2/97)	2002	0.774	0.792	6,865,780
	2001	0.885	0.774	9,054,785
	2000	1.153	0.885	10,408,152
	1999	1.077	1.153	12,487,774
	1998	1.138	1.077	12,550,649
	1997	1.000	1.138	4,679,044

Overseas Portfolio — Initial Class (2/97)	2002	1.070	0.844	4,888,711
	2001	1.370	1.070	6,546,985
	2000	1.711	1.370	7,829,220
	1999	1.212	1.711	8,189,584
	1998	1.086	1.212	7,440,541
	1997	1.000	1.086	4,444,906

Accumulation Unit Values (in dollars)

0.84 M&E, .15 Adm = 0.99% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Variable Insurance Products Fund II
Contrafund® Portfolio — Initial Class (2/97)	2002	1.536	1.379	13,382,786
	2001	1.768	1.536	16,814,507
	2000	1.913	1.768	19,334,280
	1999	1.555	1.913	19,684,080
	1998	1.209	1.555	16,365,923
	1997	1.000	1.209	7,182,541

Index 500 Portfolio — Initial Class (2/97)	2002	1.463	1.126	26,515,935
	2001	1.681	1.463	35,948,209
	2000	1.872	1.681	42,098,562
	1999	1.569	1.872	43,186,834
	1998	1.235	1.569	37,349,984
	1997	1.000	1.235	17,510,630

Notes

The number of units outstanding for the 2001 year end have been restated to include annuity units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for contract owners in payout phase, where appropriate.

L-23106	May 1, 2003 (12/03)